TRANSAMERICA FUNDS

Supplement dated February 1, 2010
to the Class I2 Prospectus dated March 1, 2009, as previously supplemented

Transamerica Flexible Income

Effective February 1, 2010, the table under the section entitled “Additional Information — Management — Advisory Fee” is deleted and replaced with the following:

Average Daily Net Assets

First $250 million	0.475%
Over $250 million up to $350 million	0.425%
Over $350 million	0.40%

Effective February 1, 2010, the table under the section entitled “Additional Information — Management — Sub-Advisory Fee” is deleted and replaced with the following:

First $250 million	0.175%
Over $250 million up to $350 million	0.125%
Over $350 million	0.0875%

less 50% of any amount reimbursed pursuant to the fund’s expense limitation.

The following information supplements and amends information in the “Fee Table” in the section entitled “Fees and Expenses” in the Prospectus:

FEES AND EXPENSES

There are no sales charges (load) or other transaction fees.

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may vary significantly.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)[a]	Class I Shares

Management fees	0.46%
Distribution and service (12b-1) fees	N/A
Other expenses	0.07%
Total annual fund operating expenses	0.53%
Expense reduction[b]	0.00%
Net operating expenses	0.53%

[a]	Annual fund operating expenses are based on estimates for the current fiscal year.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through November 30, 2010, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.50%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%, excluding extraordinary expenses.

The following information supplements and amends information in the “Example” in the section entitled “Fees and Expenses” in the Prospectus:

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the fund’s future performance) and fund operating expenses remaining the same. Actual costs may be higher or lower.

Share Class	1 year	3 years	5 years	10 years

I	$54	$170	$296	$665

Investors Should Retain this Supplement for Future Reference